Stock Based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Based Compensation

10. STOCK BASED COMPENSATION

Stock Incentive Plans

The Company’s 2010 Stock Incentive Plan (2010 Plan) and 2000 Stock Incentive Plan (2000 Plan; collectively, the 2010 Plan and the 2000 Plan referred to as the Plan) authorize the grant of options, restricted share units (RSU), or other forms of stock based compensation to employees, officers, directors and others, and such grants must be approved by the Compensation Committee of the Board of Directors. Options granted under the Plan have terms of no more than ten years, with certain restrictions. The Plan allows the Compensation Committee of the Board of Directors to determine the vesting period and parameters of each grant. The vesting period of the options and RSUs granted has historically ranged from immediate vesting to annual vesting up to four years, beginning one year after the grant date. As of December 31, 2014, approximately 723,000 shares of unissued common stock remained reserved for future stock incentive grants under the Plan. The Company issues new shares of common stock when options are exercised or when RSUs become vested.

Stock Option Activity

A summary of activity and various other information relative to stock options for the year ended December 31, 2014 is presented in the tables below (in thousands, except exercise price).

	Common Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value
Outstanding at beginning of period	837	$5.73
Granted	—	—
Exercised	(238)	4.59
Expired	—	—
Forfeited	(3)	7.66

Outstanding at end of period	596	$6.18	$13,894

Exercisable at end of period	532	$5.97	$12,495

The aggregate intrinsic value for stock options in the table above represents the total difference between the Company’s closing stock price on December 31, 2014 (the last trading day of the year) of $29.48 and the option exercise price, multiplied by the number of in-the-money options as of December 31, 2014. The weighted average remaining contractual term of options outstanding at December 31, 2014 was 3.2 years. Options exercisable at December 31, 2014 have a weighted average remaining contractual term of 3.1 years.

Other information relative to option activity during the three years ended December 31, 2014 is as follows (in thousands):

	2014	2013	2012
Total grant date fair value of stock options vested	$630	$723	$878

Total intrinsic value of stock options exercised	$5,912	$25,846	$4,992

Cash proceeds from exercise of stock options	$1,094	$3,318	$823

Restricted Share Unit Activity

A summary of activity relative to RSUs for the year ended December 31, 2014 is follows (in thousands, except weighted average grant date fair value):

	Number of RSU’s	Weighted- Average Grant Date Fair Value	Aggregate Intrinsic Value
Outstanding at beginning of period	137	$22.53
Granted	71	28.64
Vested	(35)	22.57
Forfeited	(9)	24.85

Outstanding at end of period	164	$25.04	$4,839

The aggregate fair value of RSU awards that vested in 2014, as of the respective vesting dates, was approximately $1.1 million. A portion of RSUs that vested in 2014 and 2013 were net-share settled such that the Company withheld shares with value equivalent to the employees’ minimum statutory obligation for the applicable income and other employment taxes, and remitted the cash to the appropriate taxing authorities. The total shares withheld for RSUs during 2014 and 2013 were 5,327 and 2,210, respectively, and were based on the value of the RSUs on their respective vesting dates as determined by the Company’s closing stock price. One stock option exercise was net-share settled during 2013, resulting in 7,606 shares withheld for settlement of employee tax obligations. Total payments related to RSUs and stock options for the employees’ tax obligations to taxing authorities were approximately $161,000 in 2014 and $164,000 in 2013, and are reflected as a financing activity within the Consolidated Statements of Cash Flows. These net-share settlements had the effect of share repurchases by the Company as they reduced and retired the number of shares that would have otherwise been issued as a result of the vesting and did not represent an expense to the Company.

Stock Based Compensation

Total stock based compensation expense recorded for the three years ended December 31, 2014, which is recorded in our Consolidated Statements of Income, is as follows (in thousands):

	Years Ended December 31,
	2014	2013	2012
Cost of revenues (excluding depreciation and amortization)	$86	$81	$45
Product development	201	144	133
Sales and marketing	224	175	151
Other general and administrative	1,114	1,058	807

Total stock based compensation expense	$1,625	$1,458	$1,136

The Company amortizes the fair value of all stock based awards, net of estimated forfeitures, on a straight-line basis over the requisite service period, which generally is the vesting period. As of December 31, 2014, total unrecognized compensation expense related to non-vested stock options and RSUs was approximately $2.7 million, net of estimated forfeitures, with a weighted average expense recognition period remaining of 2.4 years. The Company realized approximately $3.2 million of excess tax benefits during the year ended December 31, 2014, which was recorded as an increase to common stock.

Stock based compensation cost for RSUs is measured based on the closing fair market value of the Company’s stock on the date of grant. Stock based compensation cost for stock options is estimated at the grant date based on the fair value calculated using the Black-Scholes method. The Company did not grant any stock options during 2014, 2013 or 2012.